UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2011

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

State of Incorporation: Nevada

Commission file number: 1-15991	I.R.S. Employer Identification No: 58-2189551

9955 AirTran Boulevard, Orlando, Florida	32827
(Address of principal executive offices)	(Zip Code)

(407) 318-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 8, 2011, AirTran Holdings, Inc. (the “Company”) filed a Schedule TO with respect to the mailing of certain notices to the holders of its 5.50% Convertible Senior Notes due 2015 (the “5.5% Notes”) and the holders of its 5.25% Convertible Senior Notes due 2016 (the “5.25% Notes” and collectively with the 5.5% Notes, the “Notes”), as required under the applicable indentures for such Notes and in connection with the proposed merger of a wholly-owned subsidiary of Southwest Airlines Co. (“Southwest”) with and into the Company, with the Company surviving as a wholly-owned subsidiary of Southwest (the “Merger”).

Item 8.01	Other Information.

The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This document does not constitute an offer to purchase or the solicitation of an offer to sell with respect to either the 5.5% Notes or the 5.25% Notes, which will be made only if the Merger is consummated and then only pursuant to an offer to purchase and related letter of transmittal to the respective holders of the 5.5% Notes and the 5.25% Notes. The notices to the respective holders of the 5.5% Notes and the 5.25% Notes are exhibits to the Schedule TO.

Investors and security holders may obtain a free copy of the Schedule TO, and amendments and supplements to such respective documents at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Notice to Holders of 5.50% Convertible Senior Notes Due 2015, dated April 8, 2011 (incorporated by reference to Exhibit (a)(1)(A) of Schedule TO, filed with the Securities and Exchange Commission on April 8, 2011).

99.2	Notice to Holders of 5.25% Convertible Senior Notes Due 2016, dated April 8, 2011 (incorporated by reference to Exhibit (a)(1)(B) of Schedule TO, filed with the Securities and Exchange Commission on April 8, 2011).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AirTran Holdings, Inc.

Date: April 8, 2011	By:	/s/ Arne G. Haak
Arne G. Haak Senior Vice President-Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Notice to Holders of 5.50% Convertible Senior Notes Due 2015, dated April 8, 2011 (incorporated by reference to Exhibit (a)(1)(A) of Schedule TO, filed with the Securities and Exchange Commission on April 8, 2011).

99.2	Notice to Holders of 5.25% Convertible Senior Notes Due 2016, dated April 8, 2011 (incorporated by reference to Exhibit (a)(1)(B) of Schedule TO, filed with the Securities and Exchange Commission on April 8, 2011).